SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 24, 2004

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

(Exact Name of Registrant as Specified in Charter)

IOWA	001-31911	42-1447959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Westown Parkway, Suite 440, West Des Moines, Iowa 50266
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (515) 221-0002

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

On May 24, 2004, American Equity Investment Life Holding Company mailed its first quarter 2004 Quarterly Letter to Shareholders (the “Shareholder Letter”). A copy of the Shareholder Letter is attached hereto as Exhibit 99.1.

The information in this report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2004	AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

	By:	/s/ Wendy L. Carlson
Wendy L. Carlson
Chief Financial Officer and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Quarterly Letter to Shareholders mailed by American Equity Investment Life Holding Company on May 24, 2004